TOUCHSTONE ETF TRUST
Touchstone Ultra Short Income ETF (the “Fund”)
Supplement dated August 24, 2023, to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated April 28, 2023, as may be amended or supplemented from time to time
Reduction in Advisory Fee
The Board of Trustees of the Touchstone ETF Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the Fund’s advisory fee.
Effective September 1, 2023, the Fund will pay its investment adviser, Touchstone Advisors, Inc. (the “Adviser”), an advisory fee at an annualized rate of 0.18% on the first $500 million of assets and 0.16% on assets over $500 million. Prior to September 1, 2023, the Fund paid the Adviser an advisory fee at an annualized rate of 0.25% on all assets. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the month.
Operating Expense Reduction
Effective September 1, 2023, the Adviser has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.25% of average daily net assets. This contractual expense limitation agreement will be effective through September 29, 2024. Prior to September 1, 2023, the Fund’s contractual expense limitations was 0.34% of average daily net assets.
Accordingly, the Annual Fund Operating Expense table and the Expense Example in the Summary Prospectus and in the summary section of the Prospectus are hereby restated to reflect changes to “Management Fees” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Touchstone Ultra Short Income ETF
Management Fees	0.18%
Distribution and/or Shareholder Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.50%
Total Annual Fund Operating Expenses	0.68%
Fee Waiver and/or Expense Reimbursement(3)	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.25%
(1)The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Board”).
(2)“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone ETF Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.25% of average daily net assets. This contractual expense limitation is effective through September 29, 2024, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$26
3 Years	$174
In addition, effective September 1, 2023, language in the SAI under the heading “The Sub-Advisers and Portfolio Managers” with respect to the Fund’s sub-advisory fee waiver is hereby removed. There are no additional changes to the Summary Prospectus, Prospectus or SAI except those described herein. These changes will also be reflected in an updated Summary Prospectus for the Fund.
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Please contact your financial adviser or Touchstone at 833.368.7383 if you have any questions.
Three Canal Plaza, Suite 100, Portland, Maine 04101
Ph: 833.368.7383 · TouchstoneInvestments.com
Touchstone ETFs are distributed by Foreside Fund Services, LLC*
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.

ETF-2657-TUSI-S1-2308